UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
KITE REALTY GROUP TRUST
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88628-P48510 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. KITE REALTY GROUP TRUST 2026 Annual Meeting Vote by May 13, 2026 11:59 PM EDT You invested in KITE REALTY GROUP TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026. Get informed before you vote We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.proxyvote.com OR you can receive a free paper or e-mail copy of the proxy materials by requesting a copy prior to April 30, 2026. If you want to receive a copy of the proxy materials, you must request one. To request a copy of the proxy materials for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 14, 2026 9:00 a.m. EDT Kite Realty Group Trust 30 South Meridian Street Suite 800 Indianapolis, IN 46204 KITE REALTY GROUP TRUST 30 SOUTH MERIDIAN STREET SUITE 1100 INDIANAPOLIS, IN 46204

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V88629-P48510 Voting Items Board Recommends 1. Election of Trustees Nominees: 1a. John A. Kite For 1b. Derrick Burks For 1c. Victor J. Coleman For 1d. Steven P. Grimes For 1e. Christie B. Kelly For 1f. Peter L. Lynch For 1g. David R. O’Reilly For 1h. Barton R. Peterson For 1i. Charles H. Wurtzebach For 1j. Caroline L. Young For 2. To approve, on an advisory (non-binding) basis, the compensation of Kite Realty Group Trust’s named executive officers. For 3. To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Kite Realty Group Trust for the fiscal year ending December 31, 2026. For NOTE: TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE SHAREHOLDER SUBMITTING THE PROXY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.